UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ARBUTUS BIOPHARMA CORPORATION
(Name of the Registrant as Specified in its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 26, 2021

Arbutus Biopharma Corporation (the “Company”) has adopted the notice-and-access method of delivering materials to both registered and non-registered shareholders in connection with its 2021 annual general and special meeting of shareholders (the “Meeting”). As such, the Company has posted electronic copies of the Management Proxy Circular and Proxy Statement (“Proxy Statement/Circular”) and the Company’s 2020 Annual Report (which includes its audited consolidated financial statements for the fiscal year ended December 31, 2020) (collectively, the “Meeting Materials”) on the Investors section of the Company’s website at www.arbutusbio.com, on the Company’s page on EDGAR at www.sec.gov, on the Company’s profile on SEDAR at www.sedar.com and at https://www.meetingdocuments.com/ASTCA/ABUS instead of printing and mailing out paper copies, as permitted by U.S. and Canadian securities regulators.

If paper or email copies are not requested in accordance with the procedures set forth below, shareholders will not otherwise receive a paper or email copy of the Meeting Materials.

THIS IS NOT A VOTABLE BALLOT.

MEETING DATE AND LOCATION

Date	è	Wednesday, May 26, 2021
Time	è	10:00 a.m. (Eastern Daylight Time)
Webcast Location	è	Virtually via live audio webcast online at https://web.lumiagm.com/172077602 using your control number and the password arbutus2021 (case sensitive)

Please note that shareholders will need their control number which is set out below in order to participate at the Meeting, otherwise you can attend as a guest.

SHAREHOLDERS WILL BE ASKED TO CONSIDER THE FOLLOWING MATTERS:

1.	Election of Directors;

Nominees

(1)	Frank Torti, M.D.	(5)	Keith Manchester, M.D.
(2)	William H. Collier	(6)	Eric Venker, M.D., Pharm.D.
(3)	Daniel Burgess	(7)	James Meyers
(4)	Richard C. Henriques	(8)	Andrew Cheng, M.D., Ph.D.

2.	Approval of an amendment to the Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan to (a) increase the aggregate number of common shares authorized for issuance thereunder by 9,000,000 common shares and (b) increase the aggregate number of common shares that may be issued pursuant to incentive stock options granted thereunder by 9,000,000 common shares;

3.	Advisory vote to approve the compensation of our named executive officers;

4.	Advisory vote to approve the frequency of future advisory votes on the compensation of our named executive officers;

5.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

6.	Receive our audited consolidated financial statements for the year ended December 31, 2020 and the report of the independent registered public accounting firm thereon; and

7.	Transact such other business as may properly come before the Meeting, or at any adjournments or postponements thereof.

The Board of Directors of Arbutus recommends voting FOR all nominees in Proposal 1, FOR Proposals 2, 3, and 5, and 1 YEAR for Proposal 4.

SHAREHOLDERS ARE REMINDED TO REVIEW THE MEETING MATERIALS PRIOR TO VOTING AS THE MEETING MATERIALS HAVE BEEN PREPARED TO HELP YOU MAKE AN INFORMED DECISION.

Electronic copies of the Meeting Materials can be accessed online in the Investors section of the Company’s website at www.arbutusbio.com, on the Company’s page on EDGAR at www.sec.gov, on the Company’s profile on SEDAR at www.sedar.com and at https://www.meetingdocuments.com/ASTCA/ABUS.

HOW TO OBTAIN PAPER OR EMAIL COPIES OF THE MEETING MATERIALS:

Registered Shareholders who wish to receive paper or email copies of the Meeting Materials (or meeting materials for future shareholders meetings) may request copies at no charge by calling 1-888-433-6443 (toll-free) or 416-682-3801 (outside Canada and the United States), by following the instructions at https://www.meetingdocuments.com/ASTCA/ABUS or by emailing fulfilment@astfinancial.com. Requests may be made up to one year from the date the Meeting Materials were filed on EDGAR/SEDAR.

A paper copy of the Meeting Materials will be mailed within three business days of receiving your request, if the request is made at any time prior to the Meeting. We estimate that your request for Meeting Materials will need to be received on or before May 11, 2021 in order to ensure you receive your paper copies in advance of the voting deadline.

Attending the Virtual Meeting

The Company will hold its Meeting in a virtual-only format, which will be conducted via live webcast. Shareholders will have an equal opportunity to join the Meeting online regardless of their geographic location. Shareholders will not be able to physically attend the Meeting.

VOTING YOUR SHARES

If you are a registered shareholder, you may vote at the Meeting or by proxy whether or not you attend the Meeting virtually.

INTERNET:	Go to www.astvotemyproxy.com and follow the online voting instructions and refer to your control number provided on this Notice. Internet voting is available 24 hours a day.

IN PERSON:	Attend the live webcast at https://web.lumiagm.com/172077602 using your control number and the password: arbutus2021 (case sensitive).

MAIL OR EMAIL:	Request a paper copy of the Meeting Materials (which will include a proxy card) by following the instructions in this Notice, and promptly complete, sign and return your proxy card to our transfer agent to ensure that it is received prior to May 24, 2021 10:00AM: AST Trust Company (Canada): PO Box 721, Agincourt, ON M1S 0A1 or scan your proxy card and send to proxyvote@astfinancial.com.

TELEPHONE:	Call 1-888-489-5760 (toll free in North America) and follow the instructions and refer to your control number provided on this Notice.

FACSIMILE:	Fax your completed and signed proxy card to AST Trust Company (Canada) at 1-866-781-3111 (North America) or 1-416-368-2502 (outside North America).

See the Proxy Statement/Circular for additional information on voting before or during the Meeting.

Registered shareholders and duly appointed proxyholders (including non-registered holders of common shares who have duly appointed themselves as proxyholder) that attend the Meeting will be able to attend, participate and vote by completing a ballot online during the Meeting through the live webcast platform at https://web.lumiagm.com/172077602. Such persons may enter the Meeting by clicking “I have a control number” and then entering a valid control number and password: “arbutus2021” (case sensitive). If a control number is used to log in to the Meeting, any vote cast at the Meeting will revoke any proxy previously submitted. If a shareholder does not wish to revoke a previously submitted proxy, they should not vote during the Meeting or should instead consider logging in as a guest. The proxyholder must contact AST Trust Company (Canada) at 1-(866) 751-6315 (in North America) or 1-(212) 235-5754 by 10:00 a.m. (Eastern Daylight Time) on May 24, 2021, and provide AST Trust Company (Canada) with the required proxyholder contact information so that AST Trust Company (Canada) may provide the proxyholder with a control number via email. Without a control number, proxyholders will not be able to vote (if applicable) or ask questions at the Meeting but will be able to participate as a guest.

Guests (including non-registered holders of common shares who have not duly appointed themselves as proxyholder) can log in to the meeting by clicking “I am a guest” and completing the online form.

Registered or beneficial shareholders with questions or who wish to obtain further information about notice and access can call AST Trust Company (Canada) toll free at 1-888-433-6443.

PLEASE NOTE: Registered and beneficial shareholders holding common shares of the Company cannot use this notice to vote.